UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21927

AMM Funds

(Exact Name of Registrant as Specified in Charter)

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

(Address of Principal Executive Offices)(Zip Code)

Gabriel B. Wisdom

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  858-755-0909

Date of fiscal year end: July 31

Date of reporting period: July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

July 31, 2013

Dear Shareholder,

For the fiscal year ended July 31, 2013, the Fallen Angels Income Fund had a total return of 17.35%, while its benchmark, the Dow Jones Moderate Portfolio Index had a total return of 13.18%.  The Fallen Angels Value Fund had a total return of 22.89%, while its benchmark, the S&P 500 had a total return of 25.00%

Security selection has been the primary factor contributing to both the outperformance of the Fallen Angels Income Fund and the underperformance of the Fallen Angels Value Fund over the last fiscal year.  We have provided additional commentary from the fund portfolio managers below.

The Fallen Angels Income Fund

The Fallen Angels Income Fund is focused on generating both income and capital appreciation. We look to invest in securities that are trading at a discount to intrinsic value, and pay a consistent, reliable source of income that we can pay out to our shareholders. To achieve this objective we generally invest in a mix of dividend paying stocks and fixed income instruments.

For fixed income investments (including bonds and preferred stock), we generally buy the securities at a discount to their par value. Usually this means the issuing company is facing short-term business stress which has caused selling pressure on the securities issued by the firm. If our analysis suggests that the company has the financial strength to recover from the short-term stress and will be able to continue to pay the interest on its debts, we will consider making a purchase in the company’s fixed income securities.

For example, in 2012 we purchased MBIA 6.4% Senior Notes due 8-15-2022 when they were trading at a price of $746.60 per $1000 face value.  In 2008 MBIA's structured Finance business began incurring losses that lead to uncertainty about MBIA's Public Finance operation and its credit rating. Management with approval from the New York State Insurance Department (NYSID) legally separated the Structured Finance business from the Public Finance business. 18 entities then sued MBIA to block the separation preventing MBIA's public finance business from conducting new underwriting. MBIA's bond continued to trade below par while all but one lawsuit was withdrawn. The last remaining lawsuit challenging MBIA's separation was brought by Bank of America. It appeared that a settlement between MBIA and Bank of America was more than likely and it was at this point that we bought MBIA's Senior Notes.

To meet the fund’s objective of providing both income and capital appreciation using stocks, we typically focus on buying larger high-quality blue chip companies that are trading at a discount to a reasonable estimate of fair value.  Additionally, we look for companies with a history of raising dividends over time or companies with newly initiated dividend policies that have the ability to continue to grow their dividend.

A recent example is our purchase of AbbVie, Inc. (ABBV). We initially received shares of AbbVie from Abbott Laboratories (ABT) in a tax free spin-off. AbbVie indicated it would start paying a dividend immediately and yield over 4%. We then purchased more shares after the spin-off, when the stock price declined on fears that AbbVie's leading biologic drug, Humira, would lose its U.S. patent in 2017. Creating a generic biologic competitor is a much more complicated process than making a generic chemical drug competitor.  Additionally, it is harder to get generic drug approval for a biologic. We believe Humira will continue to generate significant cash flow for AbbVie allowing the company to increase it dividend in the future.

In addition to our fixed income and stock investments, we will periodically sell call options against stock holdings with the goal of boosting the fund’s total return.  The primary risk in selling call options is that the price of the underlying stock rises above the strike price of the option which causes the position to get called away at the expiration of the option. If the stock price continues to go up then we will miss out on the additional upside. In order to manage this risk, we seek to only sell calls against positions that, if called away, will result in a profit.  Additionally, we seek to sell calls on equity positions that are extended on a price and volume basis (i.e. near term upside may be limited). The general return goal in writing calls on current holdings is to add an additional 1-2% per year to the underlying stock position. We will not be able to sell call options for every equity position, but we expect there to be sufficient opportunity amongst the majority of our equity holdings over the calendar year to boost overall returns.

The Fallen Angels Value Fund

The goal of the Fallen Angels Value Fund is to generate capital appreciation through the investment in high quality securities (“angels”) at discount (“fallen”) prices.  Quality is a fairly broad term that may mean different things to different people.  To us high quality businesses 1) have a history of generating high returns on shareholder equity, 2) are able to operate with relatively low debt financing 3) have favorable earnings and revenue growth characteristics and/or 4) hold some competitive advantage relative to industry peers.  The very best investments, in our opinion, are companies that possess all of the above criteria.

In addition to buying quality at a discount, time is another key factor in the successful long-term execution of our strategy.  We do not feel that attempting to time each buy at or near the bottom is a realistic investment objective.  Rather, if we are able to get quality at the right price, then we can allow time to be our ally.  For example, in our 2012 shareholder letter we highlighted Applied Materials (AMAT) as a large semiconductor equipment company going through a cyclical downturn.  At the time shares had fallen approximately 18% from our initial purchase.  Since that time, however, AMAT has risen more than 40%, becoming a profitable holding and contributing positively to overall performance.

While our fiscal year 2013 performance is still below our benchmark, it has markedly improved from a 15.5% gap in fiscal 2012 to 2.11% in fiscal 2013.  Additionally our calendar year to date performance in 2013 is marginally ahead of our benchmark by 1% through 7/31/13.

Over the last year the turnover ratio in the fund has come down from 49% for the 2012 fiscal year to 14% for the 2013 fiscal year.  It is important to note that this lower turnover ratio is passive in nature (i.e. we aren’t focused on reducing turnover for turnover’s sake).  Our trading costs are very low and we have tax loss carry forwards, so a high turnover ratio itself shouldn’t have a material negative impact on the Fund.  Rather, our lower turnover is a reflection of both our conviction in the current portfolio and commitment to patience.  Ultimately the conviction in our ability to assess quality, and the patience to ride through day to day volatility should help us to continue to improve portfolio performance.

As always, we feel immensely privileged to be entrusted with the stewardship of your capital and can assure you that we will continue to do our very best every day to grow your wealth.

Gabriel Wisdom, Michael Moore, Glenn Busch

Portfolio Managers, AMM Funds

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

AVERAGE ANNUAL TOTAL RETURN

Periods Ended 7/31/2013

FUND/INDEX	One Year	Three Year	Five Year	Since Inception *
The Fallen Angels Value Fund	22.89%	7.34%	1.11%	(0.38)%
S&P 500 Index	25.00%	17.72%	8.25%	5.24%

Growth of $10,000
15,000
10,000
5,000
0
11/10/2006
7/31/2007
7/31/2008
7/31/2009
7/31/2010
7/31/2011
7/31/2012
7/31/2013
The Fallen Angels Value Fund ($9,745)
S&P 500 Index ($14,096)

* The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

Performance is historical and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.  Current performance may be higher or lower than performance quoted.  Returns are shown after the deduction of expenses.  The Fund’s investment objectives, risks, and expenses must be considered carefully before investing.  Performance data current to the most recent month-end may be obtained by calling (866) 663-8023.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.  Investors cannot invest directly in an index.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

AVERAGE ANNUAL TOTAL RETURN

Periods Ended 7/31/2013

FUND/INDEX	One Year	Three Year	Five Year	Since Inception *
The Fallen Angels Income Fund	17.35%	10.52%	6.35%	2.72%
Dow Jones Moderate Portfolio Index	13.18%	9.80%	6.87%	5.61%

Growth of $10,000
20,000
15,000
10,000
5,000
0
11/10/2006
7/31/2007
7/31/2008
7/31/2009
7/31/2010
7/31/2011
7/31/2012
7/31/2013
The Fallen Angels Income Fund ($11,980)
Dow Jones Moderate Portfolio Index ($14,440)

* The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

Performance is historical and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.  Current performance may be higher or lower than performance quoted.  Returns are shown after the deduction of expenses.  The Fund’s investment objectives, risks, and expenses must be considered carefully before investing.  Performance data current to the most recent month-end may be obtained by calling (866) 663-8023.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a global all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics. Investors cannot invest directly in an index.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

PORTFOLIO ANALYSIS

JULY 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Consumer Discretionary
8.00%
Energy
4.43%
Financials
19.06%
Healthcare
7.46%
Industrials
16.40%
Information Technology
24.95%
Materials
3.68%
Cash Equivalents
16.02%

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

PORTFOLIO ANALYSIS

JULY 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Corporate Bonds
13.91%
Cash Equivalents
8.90%
Consumer Discretionary
6.51%
Consumer Staples
11.92%
Energy
9.22%
Financials
13.04%
Mortgage Backed Securities
0.48%
Healthcare
12.89%
Industrials
11.56%
Exchange Traded Fund-Fixed
Income
3.02%
Information Technology
8.55%

	Fallen Angels Value Fund
	Schedule of Investments
	July 31, 2013

Shares		Value

COMMON STOCKS - 84.32%

Consumer Discretionary - 8.03%
4,700	Apollo Group, Inc. Class A *	$ 85,634
6,400	DeVry, Inc.	192,512
6,900	Staples, Inc.	117,438
3,000	Time Warner, Inc.	186,780
3,000	Viacom, Inc. Class B	218,310
		800,674
Energy - 4.45%
6,000	Alpha Natural Resources, Inc. *	32,640
3,000	National Oilwell Varco, Inc.	210,510
2,250	Occidental Petroleum Corp.	200,363
		443,513
Financials - 19.13%
4	Berkshire Hathaway, Inc. Class A *	695,600
1,800	Berkshire Hathaway, Inc. Class B *	208,566
8,000	JP Morgan Chase & Co.	445,840
6,500	SLM Corp.	160,615
5,000	Wells Fargo & Co.	217,500
10,000	Western Union Co.	179,600
		1,907,721
Healthcare - 7.50%
3,500	AmerisourceBergen Corp.	203,945
3,200	Express Scripts Holding Co. *	209,760
8,400	Teva Pharmaceutical Industries Ltd. ADR	333,480
		747,185
Industrials - 16.46%
20,000	Exelis, Inc.	295,600
25,000	General Electric Co.	609,250
6,000	General Motors Corp. *	215,220
3,000	Raytheon Co.	215,520
20,000	SAIC, Inc.	305,800
		1,641,390
Information Technology - 25.05%
500	Apple, Inc.	226,265
16,200	Applied Materials, Inc.	264,303
4,000	BMC Software, Inc. *	183,920
11,600	Cisco Systems, Inc.	296,844
25,000	Entropic Communications, Inc. *	110,750
330	Google, Inc. Class A *	292,957
20,000	GT Advanced Technologies, Inc. *	103,700
8,000	Hewlett-Packard Co.	205,440
8,000	Intel Corp.	186,680
10,000	Marvell Technology Group Ltd.	129,800
8,000	Microsoft Corp.	254,720
7,500	Oracle Corp.	242,625
		2,498,004
Materials - 3.70%
25,000	Alcoa, Inc.	198,750
6,000	Freeport McMoran Copper & Gold, Inc.	169,680
		368,430

TOTAL FOR COMMON STOCKS (Cost $8,060,259) - 84.32%		8,406,917

SHORT TERM INVESTMENTS - 16.09%
1,604,360	First American Treasury Obligation Fund Class Z 0.00% **	1,604,360

TOTAL SHORT TERM INVESTMENTS (Cost $1,604,360) - 16.09%		1,604,360

TOTAL INVESTMENTS (Cost $9,664,619) - 100.41%		10,011,277

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.41)%		(40,803)

NET ASSETS - 100.00%		$ 9,970,474

* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at July 31, 2013.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

	Fallen Angels Income Fund
	Schedule of Investments
	July 31, 2013

Shares		Value

COMMON STOCKS - 71.24%

Consumer Discretionary - 6.29%
1,900	McDonalds Corp.	$ 186,352
4,300	Molson Coors Brewing Co. Class B	215,258
1,475	News Corp. Class A *	23,497
5,900	Twenty-First Century Fox, Inc.	176,292
		601,399
Consumer Staples - 11.53%
3,900	Kraft Foods Group, Inc.	220,662
6,800	Mondelez International, Inc.	212,636
2,600	PepsiCo, Inc.	217,204
3,000	Procter & Gamble Co.	240,900
6,100	Sysco Corp.	210,511
		1,101,913
Energy - 8.91%
5,000	BP Plc. ADR	207,200
1,600	Chevron Corp.	201,424
3,800	ConocoPhillips	246,468
2,100	Exxon Mobil Corp.	196,875
		851,967
Financials - 12.61%
7,900	Bank of New York Co., Inc.	248,455
4,200	McGraw Hill Financial, Inc.	259,812
4,900	Oaktree Capital Group, LLC	264,551
7,300	SLM Corp.	180,383
5,800	Wells Fargo & Co.	252,300
		1,205,501
Healthcare - 12.46%
2,000	Abbott Laboratories	73,260
5,300	AbbVie Inc.	241,044
2,650	Johnson & Johnson	247,775
2,900	Novartis AG ADR	207,669
8,300	Pfizer, Inc.	242,609
4,500	Teva Pharmaceutical Industries Ltd. ADR	178,650
		1,191,007
Industrials - 11.17%
12,900	Exelis, Inc.	190,662
9,200	General Electric Co.	224,204
2,200	Lockheed Martin Corp.	264,264
2,500	Norfolk Southern Corp.	182,900
1,300	Union Pacific Corp.	206,167
		1,068,197
Information Technology - 8.27%
414	Apple, Inc.	187,347
7,800	Intel Corp.	182,013
6,400	Microsoft Corp.	203,776
5,500	Paychex, Inc.	216,920
		790,056
Transportation - 0.00%
45,000	Sea Containers Ltd. Class A (Bermuda) † *	0

TOTAL FOR COMMON STOCKS (Cost $5,541,978) - 71.24%		6,810,040

CORPORATE BONDS - 13.45%
150,000	Advanced Micro Devices, Inc. 7.75%, 08/01/20	148,125
100,000	Amerenenergy Generating Co. 7.00%, 04/15/18	83,000
54,000	Apria Healthcare Group, Inc. 12.375%, 11/01/14	54,878
148,000	Arch Coal, Inc. 7.25%, 10/01/20	119,880
95,000	Brown Shoe Co., Inc. 7.125%, 05/15/19	100,700
110,000	Gymboree Corp. 9.125%, 12/01/18	106,700
148,000	JC Penney Corp. 5.65%, 06/01/20	119,325
95,000	Jones Group, Inc. 6.875%, 03/15/19	98,087
240,000	MBIA, Inc. 6.40%, 08/15/22	238,800
205,000	NRG Energy, Inc. 7.625%, 05/15/19	216,275

TOTAL FOR CORPORATE BONDS (Cost $1,238,989) - 13.45%		1,285,770

EXCHANGE TRADED FUND-FIXED INCOME - 2.92%
11,200	PowerShares Senior Loan Port	279,440

TOTAL FOR EXCHANGE TRADED FUND-FIXED INCOME (Cost $279,998) - 2.92%		279,440

MORTGAGE BACKED SECURITIES - 0.46%
31,518	Credit Suisse Mortgage Capital Certificate 2006-C1 Class A3 5.711% 02/15/39	31,687
1,298	CSFB Mortgage Securities Corp. 2005-C5 Class A3 5.10% 08/15/38	1,296
11,023	GMAC Commercial Mortgage Securities, Inc. 2004-C3 Class A4 4.55% 12/10/41	11,053

TOTAL FOR MORTGAGE BACKED SECURITIES (Cost $43,795) - 0.46%		44,036

SHORT TERM INVESTMENTS - 8.61%
822,643	First American Treasury Obligation Fund Class Z 0.00% **	822,643

TOTAL SHORT TERM INVESTMENTS (Cost $822,643) - 8.61%		822,643

TOTAL INVESTMENTS (Cost $7,927,403) - 96.68%		9,241,929

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.32%		317,522

NET ASSETS - 100.00%		$ 9,559,451

ADR - American Depository Receipt.
† This security has been valued according to the fair value pricing policies of the Fund.
* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at July 31, 2013.
The accompanying notes are an integral part of these financial statements.

Fallen Angels Income Fund
Schedule of Call Options Written
July 31, 2013

CALL OPTIONS WRITTEN *

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value

Lockheed Martin Corp.
August 2013 Call@ $120.00	2,200	$ 3,850

McGraw Hill Financial, Inc.
August 2013 Call@ $60.00	4,200	9,870

Molson Coors Brewing Co
August 2013 Call@ $55.00	4,300	1,075

Norfolk Southern Corp.
August 2013 Call@ $80.00	2,500	125

Procter & Gamble Co
August 2013 Call@ $82.50	3,000	2,010

Union Pacific Corp.
August 2013 Call@ $165.00	1,300	637

Total (Premiums Received $12,308)		$ 17,567

*Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AMM Funds
Statements of Assets and Liabilities
July 31, 2013

	Value Fund	Income Fund
Assets:
Investments in Securities, at Value (Cost $9,664,619 and $7,927,403)	$ 10,011,277	$ 9,241,929
Receivables:
Dividends and Interest	4,425	39,847
Securities Sold	-	328,017
Prepaid Expenses	11,229	11,226
Total Assets	10,026,931	9,621,019
Liabilities:
Call Options Written (premiums received $12,308)	-	17,567
Payables:
Management Fees	8,929	8,639
Administrative Fees	2,232	2,160
Distribution Fees	2,214	2,106
Trustee Fees	1,254	1,254
Shareholder Redemptions	26,497	14,707
Other Expenses	15,331	15,135
Total Liabilities	56,457	61,568
Net Assets	$ 9,970,474	$ 9,559,451

Net Assets Consist of:
Paid In Capital	$ 12,243,737	$ 12,849,064
Accumulated Undistributed Net Investment Income	-	204,090
Accumulated Realized Loss on Investments	(2,619,921)	(4,802,970)
Unrealized Appreciation in Value of Investments	346,658	1,309,267
Net Assets, for 1,037,726 and 1,040,526 Shares Outstanding	$ 9,970,474	$ 9,559,451

Net Asset Value Per Share	$ 9.61	$ 9.19

The accompanying notes are an integral part of these financial statements.

AMM Funds
Statements of Operations
For the year ended July 31, 2013

	Value Fund	Income Fund
Investment Income:
Dividends (net of foreign withholding of $1,571 and $1,719, respectively)	$ 212,006	$ 288,826
Interest	2	138,750
Total Investment Income	212,008	427,576

Expenses:
Advisory	97,343	93,055
Administrative	24,336	23,264
Distribution (12b-1)	24,336	23,264
Transfer Agent	30,302	30,302
Registration	21,569	21,573
Custodian	6,015	7,415
Audit	12,293	13,149
Legal	11,250	11,201
Trustee	4,000	4,000
Printing and Mailing	551	549
Miscellaneous	3,200	3,077
Insurance	918	916
Total Expenses	236,113	231,765

Net Investment Income (Loss)	(24,105)	195,811

Realized and Unrealized Gain on:
Realized Gain on Investments	153,760	475,817
Realized Gain on Options	-	40,345
Capital Gain Distributions from Portfolio Company	-	7,254
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,864,841	772,507
Options	-	(4,011)
Net Realized and Unrealized Gain on Investments	2,018,601	1,291,912

Net Increase in Net Assets Resulting from Operations	$ 1,994,496	$ 1,487,723

The accompanying notes are an integral part of these financial statements.

Fallen Angels Value Fund
Statements of Changes in Net Assets

	Years Ended
	7/31/2013	7/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (24,105)	$ (28,450)
Net Realized Gain on Investments	153,760	45,872
Unrealized Appreciation (Depreciation) on Investments	1,864,841	(870,445)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,994,496	(853,023)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions	(2,124,187)	(1,876,873)

Total Decrease in Net Assets	(129,691)	(2,729,896)

Net Assets:
Beginning of Period	10,100,165	12,830,061

End of Period (Including Undistributed Net Investment Income of $0 and $0, respectively)
	$ 9,970,474	$ 10,100,165

The accompanying notes are an integral part of these financial statements.

Fallen Angels Income Fund
Statements of Changes in Net Assets

	Years Ended
	7/31/2013	7/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 195,811	$ 312,465
Net Realized Gain on Investments & Options	516,162	101,817
Capital Gain Distributions from Portfolio Companies	7,254	23,123
Unrealized Appreciation on Investments & Options	768,496	76,442
Net Increase in Net Assets Resulting from Operations	1,487,723	513,847

Distributions to Shareholders:
Net Investment Income	(150,190)	(288,230)
Realized Gain	-	-
Total Distributions Paid to Shareholders	(150,190)	(288,230)

Capital Share Transactions	(1,102,204)	(1,968,322)

Total Increase (Decrease) in Net Assets	235,329	(1,742,705)

Net Assets:
Beginning of Period	9,324,122	11,066,827

End of Period (Including Undistributed Net Investment Income of $204,090 and $158,469, respectively)
	$ 9,559,451	$ 9,324,122

The accompanying notes are an integral part of these financial statements.

Fallen Angels Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	7/31/2013	7/31/2012	7/31/2011	7/31/2010	7/31/2009

Net Asset Value, at Beginning of Period	$ 7.82	$ 8.35	$ 7.77	$ 7.59	$ 9.14

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)	(0.02)	(0.06)	(0.08)	(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.81	(0.51)	0.64	0.27	(1.51)
Total from Investment Operations	1.79	(0.53)	0.58	0.19	(1.55)

Distributions:
Net Investment Income	-	-	-	(0.01)	-
Realized Gains	-	-	-	-	-
Total from Distributions	-	-	-	(0.01)	-

Net Asset Value, at End of Period	$ 9.61	$ 7.82	$ 8.35	$ 7.77	$ 7.59

Total Return **	22.89%	(6.35)%	7.46%	2.45%	(16.96)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,970	$ 10,100	$ 12,830	$ 13,077	$ 14,087
Ratio of Expenses to Average Net Assets	2.43%	2.25%	2.17%	2.19%	2.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25)%	(0.26)%	(0.68)%	(0.96)%	(0.57)%
Portfolio Turnover	13.80%	49.23%	118.43%	286.18%	215.67%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Fallen Angels Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	7/31/2013	7/31/2012	7/31/2011	7/31/2010	7/31/2009

Net Asset Value, at Beginning of Period	$ 7.96	$ 7.74	$ 7.36	$ 6.64	$ 7.81

Income From Investment Operations:
Net Investment Income *	0.18	0.24	0.23	0.24	0.30
Net Gain (Loss) on Securities (Realized and Unrealized)	1.19	0.20	0.40	0.72	(1.26)
Total from Investment Operations	1.37	0.44	0.63	0.96	(0.96)

Distributions:
Net Investment Income	(0.14)	(0.22)	(0.25)	(0.24)	(0.21)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.14)	(0.22)	(0.25)	(0.24)	(0.21)

Net Asset Value, at End of Period	$ 9.19	$ 7.96	$ 7.74	$ 7.36	$ 6.64

Total Return **	17.35%	5.93%	8.63%	14.62%	(12.10)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,559	$ 9,324	$ 11,067	$ 12,325	$ 11,925
Ratio of Expenses to Average Net Assets	2.49%	2.33%	2.27%	2.20%	2.37%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.10%	3.19%	3.01%	3.29%	4.87%
Portfolio Turnover	43.58%	69.06%	19.62%	37.83%	99.76%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2013

Note 1. Organization

The Fallen Angels Value Fund (“Value Fund”) and the Fallen Angels Income Fund (“Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of AMM Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on June 20, 2006.  The Funds commenced operations on November 10, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Funds are the only series currently authorized by the Board of Trustees (“the Board”).  The investment adviser to the Funds is American Money Management, LLC (the “Advisor”).

The Value Fund’s investment objective is to seek long-term capital appreciation. The Income Fund’s investment objective is to seek high current income with the potential for capital appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Each Fund’s assets are generally valued at their market value using market quotations. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Funds’ assets at their fair value in accordance with policies approved by the Funds’ Board of Trustees (the “Board”). For example, fair value pricing may be used if an event occurs after the close of the foreign market that could have an impact on the foreign securities value. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it had determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair Valuation- The investment in 45,000 shares of Sea Containers Ltd., in the Income Fund, has been valued at $.00 per share.  This security has been valued according to the fair value pricing policies of the Funds.

Option Writing- When either Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. A Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Fund may be delayed or limited.

Financial Futures Contracts- The Funds may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, A Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Short Sales- The Funds may sell a security that they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Income Taxes - The Funds intend to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2010-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended July 31, 2013, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Share Valuation – The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m. Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds’ securities to materially affect the net asset value. Each Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing – Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  Each Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders- Each Fund typically will distribute substantially all of its net investment income in the form of dividends and capital gains to its shareholders. The Value Fund will distribute dividends and capital gains annually, and expects that distributions will consist primarily of capital gains. The Income Fund will distribute dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications - As of July 31, 2013, the Value Fund recorded permanent book/tax differences of $24,105 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3.  Fair Value of Investments

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various inputs are used in determining the value of each Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of July 31, 2013 in valuing the Value Fund’s investments carried at value:

Value Fund

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 8,406,917	-	-	$ 8,406,917
Short-Term Investments:
First American Treasury Obligation Fund Class Z	1,604,360	-	-	1,604,360

	$ 10,011,277	-	-	$ 10,011,277

The Value Fund did not hold any Level 3 assets during the year ended July 31, 2013. There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Value Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Value Fund did not hold any derivative instruments at any time during the period ended July 31, 2013.

The following is a summary of inputs used as of July 31, 2013 in valuing the Income Fund’s investments carried at value:

Income Fund

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total

Common Stocks	$ 6,810,040	-	-	$ 6,810,040
Corporate Bonds	1,285,770	-	-	1,285,770
Exchange Traded Fund	279,440	-	-	279,440
Mortgage Backed Securities	44,036	-	-	44,036
Short-Term Investments:
First American Treasury Obligation Fund Class Z	822,643	-	-	822,643

Total	$ 9,241,929	-	-	$ 9,241,929

Investments in Securities Sold Short and Written Options (Liabilities)	Level 1	Level 2	Level 3	Total

Call Options	$ 17,567	-	-	$ 17,567

Total	$ 17,567	-	-	$ 17,567

The Income Fund did not hold any Level 3 assets during the year ended July 31, 2013. There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Income Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

Note 4.  Investment Management and Service Agreements

The Trust has a management agreement (the “Management Agreement”) with the Advisor pursuant to which the Advisor, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investments program for the Funds consistent with each Funds investment objective and policies.  Under the Management Agreement, each Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% per Fund. For the year ended July 31, 2013, the Advisor earned a fee of $97,343 and $93,055 for the Value Fund and Income Fund, respectively. The Funds owed the Advisor management fees of $8,929 and $8,639 for the Value Fund and Income Fund, respectively, as of July 31, 2013.

The Trust also has an administration agreement with the Advisor to furnish sponsorship, administrative and supervisory services as may from time to time be reasonably requested by the Trust and in general to provide supervision of the overall operations of the Trust. Under this agreement, each Fund pays the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.25%. For the year ended July 31, 2013, the Advisor earned a fee of $24,336 and $23,264 from the Value Fund and Income Fund, respectively.  The Funds owed the Advisor administrative fees of $2,232 and $2,160 for the Value Fund and Income Fund, respectively, as of July 31, 2013.

The Funds have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Funds pay the Advisor for certain distribution and promotion expenses activities which are primarily intended to result in the sale of the Funds’ shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Funds’ incur such distribution expenses at the rate of 0.25% per annum of the Funds average net assets. For the year ended July 31, 2013, distribution (12b-1) fees of the Plan accrued fees of $24,336 and $23,264 under the plan from the Value Fund and Income Fund, respectively. The Funds owed the Advisor $2,214 and $2,106 for the Value Fund and Income Fund, respectively as of July 31, 2013.

Note 5.  Related Party Transactions

Gabriel B. Wisdom is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Wisdom receives benefits from the Advisor resulting from management, administration and distribution (12b-1) fees paid to the Advisor by the Funds.

For the fiscal year ended July 31, 2013, each Independent Trustee received $2,000 for his or her attendance at the regularly scheduled meetings of the Board of Trustees.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Note 6.  Options

Transactions in written call options for the Income Fund during the year ended July 31, 2013 were as follows:

	Number of	Premiums Received
	Contracts
Options outstanding at July 31, 2012	39	$ 2,964
Options written	1,043	86,750
Options exercised	(195)	(24,153)
Options expired	(634)	(45,044)
Options terminated in closing purchase transaction	(78)	(8,209)
Options outstanding at July 31, 2013	175	$ 12,308

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended July 31, 2013, by the Income Fund, are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Call options Written & Purchased	Realized Gain on Options	$40,345	Change in Unrealized Depreciation on Options	($4,011)

The selling of written call options may tend to reduce the volatility of the Income Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Income Fund’s gain on the underlying securities.  Written call options expose the Income Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

Note 7.  Capital Share Transactions

The Funds are authorized to issue an unlimited number of shares with no par value of separate series.  Paid in capital at July 31, 2013 was $12,243,737 and $12,849,064 representing 1,037,726 and 1,040,526 shares outstanding for the Value Fund and Income Fund, respectively.

Transactions in capital stock for the fiscal year ended July 31, 2013 were as follows:

	Value Fund		Income Fund
	Shares	Amount	Shares	Amount
Shares Sold	47,531	$ 400,485	106,520	$ 895,130
Shares issued in reinvestment of distributions	-	-	17,735	149,312
Shares redeemed	(300,719)	(2,524,672)	(254,722)	(2,146,646)
Net Increase (decrease)	(253,188)	$(2,124,187)	(130,467)	$(1,102,204)

Transactions in capital stock for the fiscal year ended July 31, 2012 were as follows:

	Value Fund		Income Fund
	Shares	Amount	Shares	Amount
Shares Sold	75,593	$ 605,084	87,379	$ 672,955
Shares issued in reinvestment of distributions	-	-	37,625	285,468
Shares redeemed	(321,349)	(2,481,957)	(384,362)	(2,926,745)
Net Increase (decrease)	(245,756)	$(1,876,873)	(259,358)	$(1,968,322)

Note 8.  Investment Transactions

For the year ended July 31, 2013, purchases and sales of investment securities other than U.S. Government obligations aggregated $1,194,530 and $4,094,792 for the Value Fund and $3,651,626 and $4,806,709 for the Income Fund, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 for the Value Fund and $1,793,774 and $1,716,914 for the Income Fund.

Note 9.  Tax Matters

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at July 31, 2013, the following represents the tax basis capital gains and losses:

	Value Fund	Income Fund

Undistributed ordinary income	$-	$9,233

Capital loss carryforward expiring 7/31/2017+	$874,559	$2,253,299
Capital loss carryforward expiring 7/31/2018+	1,647,626	2,126,805
Capital loss carryforward expiring 7/31/2019+	-0-	329,037
	$2,522,185	$4,709,141

Post-October capital loss deferrals
realized between 11/1/12 and 7/31/13*	$97,738	$-

As of July 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

Gross unrealized appreciation on investment securities	$1,608,562	$1,437,429
Gross unrealized depreciation on investment securities	(1,261,904)	(128,162)
Net unrealized appreciation on investment securities	$346,658	$1,309,267

Cost of investment securities, including short-term investments**	$9,664,619	$7,927,403

*These deferrals are considered incurred in the subsequent year.

** The difference between book and tax cost represents disallowed wash sales for tax purposes.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years through the expiration date. The Funds will not make distributions from capital gains while a capital loss carryforward remains.

The Income Fund paid distributions in the amount of $150,190, from ordinary income, for the year ended July 31, 2013.

The Income Fund paid distributions in the amount of $288,230, from ordinary income, for the year ended July 31, 2012.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Funds’ fiscal year ending July 31, 2013. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of July 31, 2013, Charles Schwab for the benefit of its customers owned, in aggregate, approximately 90.10% and 88.61% of the Value Fund and Income Fund, respectively, and may be deemed to control the Funds.

Note 11.  New Accounting Pronouncement.

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

Note 12.  Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of AMM Funds

We have audited the accompanying statements of assets and liabilities of The Fallen Angels Value Fund and The Fallen Angels Income Fund (the “Funds”), both a series of AMM Funds, including the schedules of investments as of July 31, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of July 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Fallen Angels Value Fund and The Fallen Angels Income Fund (the “Funds”), both a series of AMM Funds, as of July 31, 2013, the results of their operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

September ___, 2013

AMM Funds
Expense Illustration
July 31, 2013 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees, 12b-1 distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2013 through July 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2013	July 31, 2013	February 1, 2013 to July 31, 2013

Actual	$1,000.00	$1,144.05	$12.92
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,012.74	$12.13

* Expenses are equal to the Fund's annualized expense ratio of 2.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2013	July 31, 2013	February 1, 2013 to July 31, 2013

Actual	$1,000.00	$1,109.35	$13.02
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,012.45	$12.42

* Expenses are equal to the Fund's annualized expense ratio of 2.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

TRUSTEES AND OFFICERS

JULY 31, 2013 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Directorships
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 47	Trustee since August 2006.	2	Management Consultant, self-employed (2002-present); Instructor, UCSD Extension (2009-present)
Ingram S. Chodorow P.O. Box 675167, Rancho Santa Fe, CA 92067 Age: 74	Trustee since August 2006.	2	President/CEO, Elsac Group, Inc.(2009), (investments), President/CEO, Placontrol, Inc. (1973-2009) (oral care products)
Linda J. Rock 1946 Zapo St. Del Mar, CA 92014 Age: 56	Trustee since August 2006.	2	Management consultant, self-employed (1990-present)
Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 51	Trustee since August 2006.	2	President/CEO, BottomLine Marketing (2001-present) (marketing)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940 as amended, and each officer of the Trust.

Name, Address, and Age	Position and Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Directorships
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 64	Trustee since June 2006; President since August 2006.	2	Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present)
Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 36	Chief Compliance Officer since March 2012; Secretary since March 2012; Treasurer since August 2006.	N/A	Chief Investment Officer, American Money Management (2001 to present)

1 Gabriel B. Wisdom is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Funds' investment adviser.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

ADDITIONAL INFORMATION

JULY 31, 2013 (UNAUDITED)

Additional Information

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 663-8023 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

The Funds’ Advisor is responsible for exercising the voting rights associated with the securities held by the Funds.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (866) 663-8023.  It is also included in the Funds’ SAI, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended July 31, are available without charge upon request by (1) calling the Funds at (800) 595-4866 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at (866) 663-8023.

Board of Trustees

Ingram S. Chodorow

Miro Copic

Kelly C. Huang

Linda J. Rock

Gabriel B. Wisdom

Investment Adviser

American Money Management, LLC

P.O. Box 675203

Rancho Santa Fe, CA 92067

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the AMM Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 20,000

FY 2012

$ 18,500

(b)

Audit-Related Fees

Registrant

Adviser

FY 2013

$ 0

$ 0

FY 2012

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2013

$ 4,200

$ 0

FY 2012

$ 3,200

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2013

$ 0

$ 0

FY 2012

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2013

$ 4,200

$ 0

FY 2012

$ 3,200

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

AMM Funds

By /s/Gabriel B. Wisdom, President

     Gabriel B. Wisdom

     President

Date: September 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gabriel B. Wisdom, President

      Gabriel B. Wisdom

      President

Date September 19, 2013

By /s/Michael Moore

      Michael Moore

      Secretary

Date September 19, 2013